UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No.     )

Check the appropriate box:

☒	Preliminary information statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive information statement

TIME WARNER TELECOM INC.

(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT

Dear Stockholders:

This Information Statement is delivered to notify holders of Class A common stock, par value $.01 per share, of Time Warner Telecom Inc., a Delaware corporation, that on September 12, 2006 our board of directors approved and on September 26, 2006 stockholders representing more than a majority of our outstanding voting power consented to certain amendments to our restated certificate of incorporation. The consents were made in connection with the closing of a secondary offering of our Class A common stock in which the consenting stockholders sold substantially all of the shares of our common stock held by them. The amendments to our restated certificate of incorporation include provisions that we believe are more appropriate for a public company without controlling stockholders.

The authorized amendments will:

1.	Eliminate, subject to the terms of any preferred stock, the right of stockholders to act by written consent;

2.	Eliminate the ability of stockholders holding a majority of our voting power and the ability of any director to call a special meeting of stockholders;

3.	Provide that the number of directors comprising our board of directors will be as provided in our bylaws;

4.	Provide that we will be governed by Section 203 of the Delaware General Corporation Law; and

5.	Authorize us to change our name to “TW Telecom Inc.”

We anticipate this Information Statement will be mailed on or about October     , 2006, to holders of our Class A common stock. This Information Statement is being distributed to our stockholders under Section 228(e) of the Delaware General Corporation Law and Section 14(c) of the Exchange Act. The Information Statement describes in greater detail the changes to our restated certificate of incorporation.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission under the Exchange Act, the amendments will not become effective until 20 calendar days following the date on which this Information Statement is sent to our stockholders. We expect to make the first four amendments effective promptly after the 20 calendar day notice period. We may determine not to effect the authorized change in our corporate name. We have, however, agreed to delete “Time Warner” from our name prior to July 13, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

Paul B. Jones Senior Vice President, General Counsel and Regulatory Policy, and Secretary

October     , 2006

10475 Park Meadows Drive

Littleton, Colorado 80124

INFORMATION STATEMENT

Background and Voting

Prior to September 26, 2006, we had two classes of common stock outstanding, Class A common stock and Class B common stock. Holders of Class A common stock have one vote per share and holders of Class B common stock have ten votes per share. On September 26, 2006, we completed a secondary offering, or the offering, of 43,554,158 shares of our Class A common stock on behalf of the holders of our Class B common stock, or the selling stockholders. The shares of Class B common stock owned by the selling stockholders represented approximately 84.7% of our outstanding voting power prior to the offering. The selling stockholders converted all outstanding Class B shares to Class A shares immediately before the closing of the offering. In the offering, the selling stockholders sold substantially all of our common stock owned by them. As a result, there are no shares of Class B common stock outstanding. On October     , 2006, we had approximately                      shares of Class A common stock outstanding.

Our restated certificate of incorporation allows stockholders holding a majority of our outstanding voting power to take action by written consent. On September 26, 2006, prior to the closing of the offering, holders of all our Class B common stock, representing approximately 84.7% of our voting power, executed written consents approving amendments to our restated certificate of incorporation as described more fully below and as attached to this Information Statement as Appendices A and B. The written consents were executed following approval of the amendments by our board of directors on September 12, 2006. Because the amendments have been approved by the holders of the required majority of our voting power, no other stockholder approval of these actions is necessary. This Information Statement serves as notice of actions taken without a meeting of stockholders as required by Section 228(e) of the Delaware General Corporation Law and Rule 14c-2 under the Exchange Act. No further notice of the filing of the amendments described herein or the effectiveness of these actions will be given to you.

This Information Statement is provided to our stockholders for informational purposes only, and you need not take any further action in connection with this Information Statement. We will bear all costs of preparing and delivering this Information Statement. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Amendments to our Restated Certificate of Incorporation

Prior to the closing of the offering and conversion of their Class B common stock to Class A common stock, the selling stockholders consented to certain amendments to our restated certificate of incorporation to include provisions that we believe are more appropriate for a public company without controlling stockholders. In particular, the selling stockholders consented to amendments that will:

•	eliminate, subject to the terms of any preferred stock, the right of stockholders to act by written consent;

•	eliminate the ability of stockholders holding a majority of our voting power and the ability of any director to call a special meeting of stockholders and instead provide that special meetings may be called only by our board of directors;

•	provide that the number of directors comprising our board of directors will be as provided in our bylaws and

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•	provide that we will be governed by Section 203 of the Delaware General Corporation Law. Section 203 restricts the ability of a publicly held Delaware corporation to engage in a “business combination” with an “interested stockholder,” as those terms are defined in that section, for a period of three years after the date of the transaction in which the stockholder became an interested stockholder, unless the board of directors approved the interested stockholder’s acquisition of shares.

Each of these amendments is contained in the restated certificate of incorporation attached to this Information Statement as Appendix A. Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission under the Exchange Act, the amendments will not become effective until 20 calendar days following the date on which this Information Statement is sent to our stockholders. We expect to make the first four amendments effective promptly after the 20 calendar day notice period.

In addition, the selling stockholders consented to an amendment that authorizes us to amend our restated certificate of incorporation to change our name to “TW Telecom Inc.” prior to July 13, 2007, unless we have otherwise changed our corporate name and amended our restated certificate of incorporation to delete “Time Warner” from our name prior to such date. We may determine not to effect the authorized change in our corporate name. We have agreed that we will in any event effect a change in our corporate name (and an amendment of our restated certificate of incorporation) to delete “Time Warner” from our name prior to July 13, 2007. This amendment is attached to this Information Statement as Appendix B.

Stockholders do not have any dissenter’s rights or appraisal rights under Delaware law in connection with the amendments to our restated certificate of incorporation.

Potential Anti-takeover Effects of the Amendments to our Restated Certificate of Incorporation

The selling stockholders have consented to amendments to our restated certificate of incorporation that we believe are more appropriate for a public company without controlling stockholders. These amendments may make the acquisition of control of us through a merger, tender offer or otherwise more difficult, even if such acquisition would be at a premium over the market price of our common stock, and could have the effect of discouraging prospective acquirers from attempting to obtain control of us. The amendments may encourage persons seeking to acquire control of us to negotiate the terms of such acquisition with our board of directors. We generally believe that the interests of our stockholders will be best served if any change in control results from negotiations with our board of directors.

Specifically, the amendment that prohibits stockholders from acting by written consent may have an anti-takeover effect by restricting the ability of potential acquirers to obtain the desired approval of any takeover proposal without holding a stockholder meeting. The amendment that eliminates the ability of stockholders to call a special meeting may have a similar anti-takeover effect by vesting in our board of directors the sole right to call a meeting of our stockholders. Finally, the amendment that provides that we will be governed by Section 203 of the Delaware General Corporation Law may have an anti-takeover effect by encouraging potential acquirers to negotiate with our board of directors. The application of Section 203 may confer upon our board of directors the power to reject a proposed business combination even though a potential acquirer may be offering a premium for our common stock over the then-current market price. Section 203 may also discourage potential acquirers who are unwilling to negotiate with our board of directors.

Our board of directors has not approved the amendments in response to any actual or threatened change in control of us, and neither our board of directors nor our management is currently aware of any proposed takeover plans with respect to us. Rather, the board has approved the amendments in connection with the offering, following which we are no longer controlled by the selling stockholders. The amendments are not part of any plan by our management to recommend a series of similar amendments that could be construed as affecting the ability of third parties to take us over.

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BENEFICIAL OWNERSHIP

The following table lists the ownership of our shares by our directors, the executive officers named in the table, all directors and executive officers as a group, and persons known to us as beneficial owners of more than 5% of our Class A or Class B common stock as of August 31, 2006. The table also reflects the beneficial ownership of our Class A common stock after the offering and sale of 43,554,158 shares of Class A common stock by the selling stockholders.

To our knowledge, each person, along with his or her spouse, has sole voting and investment power over the shares unless otherwise noted. Information in the table is as of the latest reports by those entities that we received. Ownership includes direct and indirect (beneficial) ownership, as defined by Securities and Exchange Commission rules. This table assumes a base of 78,568,939 shares of Class A common stock and 43,626,658 shares of Class B common stock outstanding as of August 31, 2006, before any consideration is given to outstanding options or other stock or stock-based awards, warrants, or convertible securities other than the Class B common stock. The beneficial ownership after the offering assumes a base of 122,192,597 shares of Class A common stock outstanding. The following table does not reflect the issuance of between 18,249,428 and 23,400,000 shares of Class A common stock pursuant to our pending merger with Xspedius Communications, LLC. Each executive officer’s address is c/o Time Warner Telecom, 10475 Park Meadows Drive, Littleton, Colorado 80124.

	Beneficial Ownership Prior to the Offering
	Class A Common Stock(1)(2)		Class B Common Stock(1)(2)(3)		Beneficial Ownership After the Offering
Name of Beneficial Owner	No. of Shares	Percent of Class	No. of Shares	Percent of Class	No. of Shares		Percent of Equity	Percent of Voting Power
Five Percent Stockholders:
Time Warner Inc.(4)	—	—	33,322,915	76.4%	—		—	—
Newhouse Telecom Holdings Corp.(5)	—	—	6,626,044	15.2%	53,053	(6)	*	*
Advance Telecom Holdings Corp.(5)	—	—	3,677,699	8.4%	29,447	(6)	*	*
FMR Corp.(7)	7,555,777	9.6%	—	—	7,555,777		6.2%	6.2%
Columbia Wanger Asset Management(8)	6,384,000	8.1%	—	—	6,384,000		5.2%	5.2%

Directors and Executive Officers:
Larissa L. Herda	2,393,483	3.0%	—	—	2,393,483		1.9%	1.9%
Gregory J. Attorri	3,576	—	—	—	3,576
Richard J. Davies	—	—	—	—	—		—	—
Spencer B. Hays	—	—	—	—	—		—	—
Robert Marcus	—	—	—	—	—		—	—
Kevin Mooney	29,165	*	—	—	29,165		*	*
Olaf Olafsson	—	—	—	—	—		—	—
George S. Sacerdote	53,332	*	—	—	53,332		*	*
Roscoe C. Young, II	7,500	*	—	—	7,500		*	*
John T. Blount	701,250	*	—	—	701,250		*	*
Catherine A. Hemmer	414,312	*	—	—	414,312		*	*
Paul B. Jones	437,166	*	—	—	437,166		*	*
Michael A. Rouleau	306,812	*	—	—	306,812		*	*
All directors and executive officers as group (18 persons)	5,161,923	6.2%	—	—	5,161,923		4.1%	4.1%

*	Represents less than one percent.

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(1)	As of August 31, 2006, we had two classes of outstanding common stock, Class A common stock and Class B common stock. Beneficial ownership of common stock has been determined in accordance with the rules of the Securities and Exchange Commission, which is based upon having or sharing the power to vote or dispose of shares and includes: (i) shares of Class A common stock issuable upon exercise of options exercisable within 60 days of August 31, 2006, as follows: Ms. Herda—2,201,767 shares; Mr. Blount—656,250 shares; Ms. Hemmer—381,312 shares; Mr. Jones—414,625 shares; Mr. Rouleau—304,562 shares; Mr. Attorri—2,500 shares; Mr. Mooney—26,665 shares; Mr. Young—5,000 shares; and all directors and executive officers as a group—4,768,056; (ii) shares of restricted stock as follows: Ms. Herda—74,687 shares; Mr. Blount—45,000 shares; Ms. Hemmer—32,500 shares; Mr. Jones—14,500 shares; Mr. Rouleau—2,250; shares; Mr. Attorri—1,076 shares; Mr. Mooney—2,500 shares; Mr. Young—2,500 shares and all directors and executive officers as a group—199,013 shares, a portion of which remain unvested.
(2)	Excludes an equal amount of Class A common stock into which Class B common stock is convertible. The Class B common stock held by Time Warner Inc. subsidiaries (see Note 4), Newhouse Telecom Holdings Corp., and Advance Telecom Holdings Corp., represented on a converted basis prior to the sale of Class A common stock by the selling stockholders, 27.3%, 5.4%, and 3.0%, respectively, of the Class A common stock.
(3)	Solely as a result of the agreement of the Class B stockholders to vote in favor of the others’ director nominees under a stockholders’ agreement among the Class B stockholders, the Class B stockholders may be deemed to share beneficial ownership of the shares beneficially owned by each of them.
(4)	Owned by Time Warner Companies, Inc., Warner Communications Inc. and TW/TAE, Inc., each a direct or indirect wholly owned subsidiary of Time Warner Inc. The business address of Time Warner Inc. is One Time Warner Center, New York, New York 10019. These companies sold shares of Class A common stock in the offering.
(5)	The business address of Advance Telecom Holdings Corp. and Newhouse Telecom Holdings Corp. is 5000 Campuswood Drive, East Syracuse, New York 13057.
(6)	These shares were converted from Class B common stock to Class A common stock immediately prior to the closing of the offering.
(7)	Based on Schedule 13G/A dated February 14, 2006, the business address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.
(8)	Based on Schedule 13G dated January 9, 2006, the business address of Columbia Wanger Asset Management LP is 227 W Monroe Street, Ste. 3000, Chicago, IL 60606.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. You may read and copy any document we file at the SEC’s Public Reference Room located at 100 F Street N.E., Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. Our SEC filings also are available from the SEC’s Internet site at http://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically.

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APPENDIX A

RESTATED CERTIFICATE OF INCORPORATION

OF

TIME WARNER TELECOM INC.

The undersigned officers of Time Warner Telecom Inc., a Delaware corporation (the “Corporation”), do hereby certify as follows:

(1) The present name of the Corporation is Time Warner Telecom Inc. The Corporation was originally incorporated under the name TW Telecom Merger Corp., and its original certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on May 4, 1999.

(2) This Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and by written consent of stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware.

(3) This Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation.

(4) The text of the certificate of incorporation of the Corporation is amended and restated so as to read in its entirety as follows:

ARTICLE I

Name

The name of this corporation (hereinafter the “Corporation”) is TIME WARNER TELECOM INC.

ARTICLE II

Address; Registered Agent

The address of the Corporation’s registered office in the State of Delaware, New Castle county is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”); provided, however, that until the earlier of (i) the date that is five years after the date of filing of this Restated Certificate of Incorporation and (ii) the date on which the outstanding shares of Class B Stock (as defined herein) no longer represent at least fifty percent (50%) of the total voting power in the election of directors of the Corporation (“Voting Power”) of all outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote in such election (“Voting Stock”) (the earlier of (i) and (ii) being called the “Termination Date”), the Corporation shall not, directly or indirectly (through a subsidiary or affiliate of the Corporation), engage in the business of providing, offering, packaging, marketing, promoting or branding (alone or jointly with or as an agent for other parties) any Residential Services or engage in the business of producing, packaging, distributing, marketing, hosting, offering, promoting, branding or otherwise providing Content Services, unless such action shall be approved in advance by the affirmative vote of the holders of one hundred percent (100%) of the Voting Power of the outstanding shares of Class B Stock, voting separately as a class.

“Residential Services” shall mean wireline telecommunications services or other services (including, without limitation, data services) of any nature provided, directly or indirectly, to third party end-users at address locations other than Business Locations. “Business Locations” shall mean (i) address locations that are used solely for business purposes, including, without limitation, public spaces within business locations and governmental offices and (ii) hotels, hospitals, jails and the business offices of residential facilities within educational institutions and within nursing and assisted living complexes.

“Content Services” means entertainment, information or other content services, whether fixed or interactive, or any services incidental thereto; provided, however, that Content Services shall not include acting solely as a carrier of video, audio or data of unaffiliated third parties by providing transport services, so long as the Corporation has no other direct or indirect pecuniary interest in the transmitted information or content.

ARTICLE IV

Capital Stock

SECTION 1. Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 459,800,000 shares, consisting of (i) 439,800,000 shares of Common Stock, par value of $0.01 per share (“Common Stock”), and (ii) 20,000,000 shares of Preferred Stock, par value of $0.01 per share (“Preferred Stock”). The Common Stock shall be divided into classes as follows: 277,300,000 shares of Class A Common Stock (“Class A Stock”) and 162,500,000 shares of Class B Common Stock (“Class B Stock”).

SECTION 2. Common Stock. (a) Except as otherwise provided in this Restated Certificate of Incorporation, the Class A Stock and the Class B Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters.

(b) Subject to provisions of law and the terms of any outstanding Preferred Stock, the holders of the Class A Stock and the Class B Stock shall be entitled to receive dividends or other distributions with respect to such stock, in an equal amount per share, at such times and in such amounts as may be determined by the Board and declared out of any funds lawfully available therefor, and shares of Preferred Stock of any series shall not be entitled to share therein except as otherwise expressly provided in the resolution or resolutions of the Board providing for the issue of such series. Dividends and other distributions with respect to the Class A Stock and the Class B Stock shall be payable only when, as and if declared by the Board.

(c) Subject to the provisions of law and the terms of any outstanding Preferred Stock, if at any time a dividend or other distribution with respect to the Class A Stock or Class B Stock is to be paid in shares of Class A Stock, Class B Stock or any other securities of the Corporation or any other corporation, partnership, limited liability company, trust or legal entity (“Person”) (hereinafter sometimes called a “share distribution”), such share distribution shall be declared and paid only as follows, and share distributions declared and paid as follows shall be deemed to be equal distributions for purposes of the preceding paragraph:

(i) a share distribution (A) consisting of Class A Stock (or Convertible Securities that are convertible into, exchangeable for, or evidence the right to purchase, shares of Class A Stock) to holders of Class A Stock and Class B Stock, on an equal per share basis; or (B) consisting of shares of Class B Stock (or Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase shares of Class B Stock) to holders of Class A Stock and Class B Stock, on an equal per share basis; or (C) consisting of shares of Class A Stock (or Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase shares of Class A Stock) to holders of Class A Stock and, on an equal per share basis, shares of Class B Stock (or Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase shares of Class B Stock) to holders of Class B Stock; and

(ii) a share distribution consisting of shares of any class or series of securities of the Corporation or any other Person other than Class A Stock or Class B Stock (and other than Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase shares of Class A Stock or Class B

Stock), either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Class A Stock and Class B Stock or on the basis of a distribution of one class or series of securities to holders of Class A Stock and another class or series of securities to holders of Class B Stock, provided that the securities so distributed (and, if applicable, the securities into which the distributed securities are convertible, or for which they are exchangeable, or which the distributed securities evidence the right to purchase) do not differ in any respect other than their relative voting rights and related differences in conversion and share distribution provisions, with holders of shares of Class B Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights and related differences in conversion and share distribution provisions between the Class A Stock and the Class B Stock), provided that if the securities so distributed constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, conversion and share distribution provisions between the Class A Stock and Class B Stock, and provided in each case that such distribution is otherwise made on an equal per share basis.

As used herein, the term “Subsidiary” means, when used with respect to any Person, (i) a corporation in which such Person and/or one or more Subsidiaries of such Person, directly or indirectly, owns capital stock having a majority of the Voting Power of such corporation’s Voting Stock; and (ii) any other Person (other than a corporation) in which such Person and/or one or more Subsidiaries of such Person, directly or indirectly, has (x) a majority ownership interest or (y) the power to elect or direct the election of a majority of the members of the governing body of such first-named Person.

As used herein, the term “Convertible Securities” shall mean any securities of the Corporation (other than any class of Common Stock) that are convertible into, exchangeable for, or evidence the right to purchase any class of Common Stock, whether upon conversion, exercise or exchange, pursuant to anti-dilution provisions of such securities or otherwise.

(d) If the Corporation shall in any manner reclassify, subdivide or combine the outstanding shares of Class A Stock or Class B Stock, the outstanding shares of the other class of Common Stock shall be proportionally reclassified, subdivided or combined in the same manner and on the same basis as the outstanding shares of Class A Stock or Class B Stock, as the case may be, that have been reclassified, subdivided or combined so as to preserve the relative Voting Power of each class and the relative proportion of the equity of the Corporation represented by each class immediately prior to the transaction giving rise to an adjustment pursuant to this paragraph.

(e)

(i) Each share of Class B Stock may at any time be converted into one fully paid and nonassessable share of Class A Stock. Such right shall be exercised by the surrender of the certificate representing such share of Class B Stock to be converted to the Corporation at any time during normal business hours at the principal executive offices of the Corporation, or if an agent for the registration of transfer of shares of Class B Stock is then duly appointed and acting (said agent being hereinafter called the “Transfer Agent”), then at the office of the Transfer Agent, accompanied by a written notice of the election by the holder thereof to convert and (if so required by the Corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent, duly executed by such holder or such holder’s duly authorized attorney, and together with any necessary transfer tax stamps or funds therefor, if required pursuant to subparagraph (v) of this subsection (e).

(ii) As promptly as practicable after the surrender for conversion of a certificate representing shares of Class B Stock in the manner provided in paragraph (i) of this subsection (e) and the payment in cash of any amount required by the provisions of paragraphs (i) and (v) of this subsection (e), the Corporation will deliver or cause to be delivered at the office of the Transfer Agent to or upon the written order of the holder of such certificate, a certificate or certificates representing the number of full shares of Class A Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificates representing shares of Class B Stock, and all rights of the holder of such shares as such holder shall cease at such time and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Stock at such time; provided, however, if any such surrender and payment is made on any date when the stock transfer books of the Corporation shall be closed, the person or persons in whose name or names the certificate or certificates representing shares of Class A Stock are to be issued as the record holder or holders thereof shall be treated for all purposes as having become the record holder or holders of such shares immediately prior to the close of business on the next succeeding day on which such stock transfer books are open.

(iii) No adjustments in respect of dividends shall be made upon the conversion of any share of Class B Stock; provided, however, that if a share shall be converted subsequent to the record date for the payment of a dividend or other distribution on shares of Class B Stock but prior to such payment, the registered holder of such share at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such share upon the date set for payment of such dividend or other distribution notwithstanding the conversion thereof or the Corporation’s default in payment of the dividend due on such date.

(iv) The Corporation will at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class B Stock, such number of shares of Class A Stock as shall be issuable upon the conversion of all such outstanding shares; provided, however, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Stock by delivery of purchased shares of Class A Stock which are held in the treasury of the Corporation. If any shares of Class A Stock required to be reserved for purposes of conversion hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares of Class A Stock may be issued upon conversion, the Corporation will cause such shares to be duly registered or approved, as the case may be. All shares of Class A Stock which shall be issued upon conversion of the shares of Class B Stock will, upon issue, be fully paid and nonassessable and not subject to any preemptive rights.

(v) The issuance of certificates for shares of Class A Stock upon conversion of shares of Class B Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

(vi) Any shares of Class B Stock which shall have been converted into Class A Stock at any time pursuant to the provisions of this subsection (e) of this Section 2 shall, after such conversion, have the status of authorized but unissued shares of Class B Stock.

(f) Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, subject to any preferential or other amounts to be distributed to the holders of the Preferred Stock and any other class or series of stock then outstanding, the holders of Class A Stock and Class B Stock shall be entitled to receive all the assets of the Corporation available for distribution to its stockholders ratably as a single class in proportion to the number of shares held by them.

(g) In the event of any merger, consolidation, acquisition of all or substantially all the assets of the Corporation or other reorganization to which the Corporation is a party, in which any consideration is to be received by the holders of Class A Stock and Class B Stock, the holders of each such class of Common Stock shall receive the Equivalent Consideration (as defined herein) on a per share basis. “Equivalent Consideration” shall mean consideration of substantially equivalent economic value as determined by the Board at the time of execution of the definitive agreement relating to the applicable merger, consolidation, acquisition or reorganization; provided, that (i) the consideration to be received by holders of Class A Stock shall be permitted to be of a different form than the consideration to be received by the holders of Class B Stock and (ii) in the event that securities of any Person are to be received by holders of Class A Stock and Class B Stock, such securities (and, if applicable, the securities into which the received securities are convertible, or for which they are exchangeable, or which they evidence the right to purchase) shall be permitted to differ with respect to their relative voting rights and related differences in conversion and share distribution provisions, with holders of shares of Class B Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights and related differences in conversion and share distribution provisions between the Class A Stock and the Class B Stock), and the differences permitted by this clause (ii) shall not be taken into account in the determination of equivalent economic value.

(h) The Class A Stock and the Class B Stock are subject to all the powers, rights, privileges, preferences and priorities of any series of Preferred Stock as shall be stated and expressed in any resolution or resolutions adopted by the Board, pursuant to authority expressly granted to and vested in it by the provisions of this Article IV.

SECTION 3. Preferred Stock. The Board is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

SECTION 4. Redemption of Capital Stock. Notwithstanding any other provision of this Restated Certificate of Incorporation to the contrary, but subject to the provisions of any resolution or resolutions of the Board of Directors adopted pursuant to this Article IV creating any series of Preferred Stock, outstanding shares of Class A Common Stock, Preferred Stock or any other class or series of stock of the Corporation, other than Class B Stock, shall always be subject to redemption by the Corporation, by action of the Board, if in the judgment of the Board such action should be taken, pursuant to Section 151(b) of the DGCL (or any other applicable provision of law), to the extent necessary to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or such Subsidiary, which license or franchise is conditioned upon some or all of the holders of the Corporation’s stock of any class or series possessing prescribed qualifications. The terms and conditions of such redemption shall be as follows:

(a) the redemption price of the shares to be redeemed pursuant to this Section 4 shall be equal to the Fair Market Value of such shares;

(b) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

(c) if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors;

(d) at least 30 days’ written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by such holder), provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

(e) from and after the Redemption Date, any and all rights of whatever nature, which may be held by the owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall cease and terminate and they shall thenceforth be entitled only to receive the cash or Redemption Securities payable upon redemption; and

(f) such other terms and conditions as the Board shall determine.

For purposes of this Section 4:

(i) “Disqualified Holder” shall mean any holder of shares of stock of the Corporation of any class or series whose holding of such stock may result in the loss of any license or franchise from any governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or any Subsidiary.

(ii) “Fair Market Value” of a share of the Corporation’s stock of any class or series shall mean the average (unweighted) Closing Price for such a share for each of the 45 most recent days on which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall be given pursuant to paragraph (d) of this Section 4; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, “Fair Market Value” shall be determined by the Board of Directors in good faith; and provided further, however, that “Fair Market Value” as to any stockholder who purchases his stock within 120 days of a Redemption Date need not (unless otherwise determined by the Board of Directors) exceed the purchase price paid by him. “Closing Price” on any day means the reported last sales price regular way or, in case no such sale takes place, the average of the reported closing bid and asked prices regular way on the New York Stock Exchange Composite Tape, or, if stock of the class or series in question is not quoted on such Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States registered securities exchange on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on The Nasdaq Stock Market or any system then in use, or if no such prices or quotations are available, the fair market value on the day in question as determined by the Board of Directors in good faith.

(iii) “Redemption Date” shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant to this Section 4.

(iv) “Redemption Securities” shall mean any debt or equity securities of the Corporation, any Subsidiary or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation or its affiliates), has a value, at the time notice of redemption is given pursuant to paragraph (d) of this Section 4, at least equal to the Fair Market Value of the shares to be redeemed pursuant to this Section 4 (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

SECTION 5. Stockholder Voting. (a) Except as otherwise provided in this Restated Certificate of Incorporation or required by law, with respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of any outstanding shares of Class A Stock and the holders of any outstanding shares of Class B Stock shall vote together without regard to class, and every holder of the outstanding shares of Class A Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of Class A Stock standing in such holder’s name, and every holder of the outstanding shares of Class B Stock shall be entitled to cast thereon ten (10) votes in person or by proxy for each share of Class B Stock standing in such holder’s name.

(b) Until such time as the outstanding shares of Class B Stock no longer represent at least fifty percent (50%) of the Voting Power of the Voting Stock (the “Trigger Date”), in addition to any other vote required hereunder or by applicable law (and notwithstanding the fact that a lesser percentage may be specified by law or this Restated Certificate of Incorporation), the affirmative vote of the holders of one hundred percent (100%) of the Voting Power of all outstanding shares of Class B Stock, voting separately as a class, shall be required:

(i) to amend, alter or repeal any provision of this Restated Certificate of Incorporation, other than an amendment to Article II to change the registered office or registered agent of the Corporation, and other than an amendment effected pursuant to Section 151(g) of the DGCL (or any successor provision thereto); or

(ii) for (x) the disposition, directly or indirectly, by the Corporation (or by one or more direct or indirect subsidiaries thereof) by sale, merger, new issuances or otherwise, to a Person (other than the Corporation or a direct or indirect wholly owned subsidiary of the Corporation), in any transaction or series of related transactions, of shares of the capital stock of one or more direct or indirect Subsidiaries of the Corporation which, in the aggregate, hold all or substantially all of the assets of the Corporation and its Subsidiaries on a consolidated basis or (y) the disposition, directly or indirectly, by the Corporation (or by one or more direct or indirect subsidiaries thereof) by sale, merger or otherwise, (other than to the Corporation or a direct or indirect wholly owned subsidiary of the Corporation) in any transaction or series of related transactions outside the ordinary course of the business of the Corporation, of all or substantially all of the assets of the Corporation and its Subsidiaries on a consolidated basis, except, in each case referred to in the foregoing clauses (x) and (y), for pledges, grants of security interests, security deeds, mortgages or similar encumbrances securing bona fide indebtedness, and any foreclosure in respect thereof.

(c) In addition to any other vote required hereunder or by applicable law, the affirmative vote of the holders of a majority of the combined Voting Power of the Voting Stock, voting together as a single class, shall be required for (x) the disposition, directly or indirectly, by the Corporation (or by one or more direct or indirect subsidiaries thereof) by sale, merger, new issuances or otherwise, to a Person (other than the Corporation or a direct or indirect wholly owned subsidiary of the Corporation), in any transaction or series of related transactions, of shares of the capital stock of one or more direct or indirect Subsidiaries of the Corporation which, in the aggregate, hold all or substantially all of the assets of the Corporation and its Subsidiaries on a consolidated basis or (y) the disposition, directly or indirectly, by the Corporation (or by one or more direct or indirect subsidiaries thereof) by sale, merger or otherwise, (other than to the Corporation or a direct or indirect wholly owned subsidiary of the Corporation) in any transaction or series of related transactions outside the ordinary course of the business of the Corporation, of all or substantially all of the assets of the Corporation and its Subsidiaries on a consolidated basis, except, in each case referred to in the foregoing clauses (x) and (y), for pledges, grants of security interests, security deeds, mortgages or similar encumbrances securing bona fide indebtedness, and any foreclosure in respect thereof.

(d) Until such time as the outstanding shares of Class B Stock no longer represent at least fifty (50%) percent of the Voting Power of the Voting Stock, in addition to any other vote required hereunder or by applicable law, the affirmative vote of the holders of a majority of the Voting Power of all outstanding shares of Class A Stock, voting separately as a class, shall be required to amend the definition of Termination Date as specified in Article III so as to extend the date specified in clause (i) thereof or to reduce the percentage specified in clause (ii) thereof.

(e) In addition to any other vote required hereunder or by applicable law, the affirmative vote of the holders of one hundred percent (100%) of the Voting Power of all outstanding shares of Class B Stock, voting separately as a class, shall be required for (i) the issuance by the Corporation of shares of Class B Stock or the authorization or issuance by the Corporation of any securities convertible into or exchangeable for shares of Class B Stock, or options, warrants or other rights to acquire shares of Class B Stock or any securities convertible into or exchangeable for shares of Class B Stock or (ii) the authorization or issuance by the Corporation of shares of any series or class of capital stock (other than Class B Stock) having more than one vote per share (“High Vote Stock”), or securities convertible into or exchangeable for shares of High Vote Stock, or options, warrants or other rights to acquire shares of High Vote Stock or any securities convertible into or exchangeable for shares of High Vote Stock.

ARTICLE V

DGCL Section 203

Until such time as the outstanding shares of Class B Stock no longer represent at least ten percent (10%) of the Voting Power of the Voting Stock, the Company hereby expressly elects not to be governed by the provisions of Section 203 of the DGCL, and the restrictions and limitations set forth therein. From and after such time, the Company shall be governed by the provisions of Section 203 of the DGCL, and the restrictions and limitations set forth therein.

ARTICLE VI

Directors

SECTION 1. Election of Directors. Directors shall be elected at the annual meeting of stockholders, and each director elected shall hold office until such director’s successor has been elected and qualified. Directors need not be stockholders of the Corporation.

SECTION 2. Advance Notice of Nominations; Independent Directors. (a) Advance notice of nominations for the election of directors shall be given in the manner and to the extent permitted provided in the By-laws of the Corporation.

(b) Until the Class B Date (as defined below), the Board of Directors’ nominees for election as independent directors shall be approved by a committee of the Board comprised of all of the directors other than the Chief Executive Officer and the independent directors; provided, that if the holders of Class B Stock of the Corporation cease to have the right, collectively, to designate at least three nominees to the Board pursuant to the Stockholders’ Agreement referred to in Section 3 below, then such committee of the Board shall be comprised of three members, including all the directors designated by the holders of the Class B Stock pursuant to the Stockholders’ Agreement, if any, and such other director or directors as shall be determined by majority vote of the whole Board.

SECTION 3. Number of Directors. Until the Class B Date, subject to any rights of the holders of any series of Preferred Stock outstanding at any time to elect additional directors to the Board, the number of directors that shall constitute the whole Board of the Corporation shall be determined from time to time pursuant to the Stockholders’ Agreement dated as of May 10, 1999, among Time Warner Companies, Inc., American Television and Communications Corporation, Warner Communications Inc., TW/TAE Inc., FibrCOM Holdings L.P., Paragon Communications, MediaOne Group, Inc., and Advance/Newhouse Partnership (and their successors and permitted assigns) and the Corporation, as amended from time to time, or, if such agreement is no longer in effect, as specified in the By-laws of the Corporation, as the same may be amended from time to time. From and after the Class B Date, subject to any rights of the holders of any series of Preferred Stock outstanding at any time to elect additional directors of the Board, the number of directors that shall constitute the whole Board of the Corporation shall be as specified in the By-laws of the Corporation. In the absence of such a provision in such Stockholders’ Agreement or the By-laws of the Corporation, the number of directors that shall constitute the whole Board of the Corporation shall be three. As used herein, the “Class B Date” shall be the first date on which no holder of Class B Stock shall have the right under such Stockholders’ Agreement to designate any nominees to the Board.

SECTION 4. Limitation on Director Liability. To the fullest extent that the DGCL or any other law of the State of Delaware as it exists or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article VI shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

SECTION 5. Removal of Directors; Filling of Newly Created Directorships and Vacancies. (a) Subject to the rights of the holders of any series of Preferred Stock outstanding at any time, directors may be removed from office with or without cause, but only upon the affirmative vote of the holders of a majority of the combined Voting Power of the Voting Stock, voting together as a single class.

(b) Subject to the rights of holders of any series of Preferred Stock outstanding at any time, any newly created directorship or vacancy in the office of a director shall be filled only by (A) during the 20 day period following the date such newly created directorship or vacancy comes into existence, the affirmative vote of the remaining directors or the sole remaining director, as the case may be, or (B) if not so filled within such 20 day period, either (i) the affirmative vote of the holders of a majority of the combined Voting Power of the Voting Stock, voting together as a single class, or (ii) the affirmative vote of the remaining directors or the sole remaining director, as the case may be.

ARTICLE VII

Provisions Relating to Founding Stockholders

SECTION 1. Founding Stockholders. In anticipation that the capital stock of Corporation will cease to be owned exclusively, directly or indirectly, by affiliates of Time Warner Inc. (“TW”), MediaOne Group, Inc. and Advance/Newhouse Partnership (collectively and as further defined in Section 4 below, the “Founding Stockholders”), but that the Founding Stockholders will remain, directly or indirectly, stockholders of the Corporation, and in anticipation that the Corporation and the Founding Stockholders may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, and in recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with the Founding Stockholders (including service of officers, directors or employees of the Founding Stockholders as directors of the Corporation), the provisions of this Article VII are set forth to regulate, define and guide, to the fullest extent permitted by the DGCL, the conduct of certain affairs of the Corporation as they may involve the Founding Stockholders and their respective officers and directors, and the powers, rights and duties of the Corporation and the Founding Stockholders and their respective officers and directors in connection therewith.

SECTION 2. Competition and Corporate Opportunities. None of the Founding Stockholders shall have any duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation. In the event that any of the Founding Stockholders acquires knowledge of a potential transaction or matter that may be a corporate opportunity for any of the Founding Stockholders and the Corporation, subject to Section 3 of this Article VIII, none of the Founding Stockholders shall have any duty to communicate or offer such corporate opportunity to the Corporation and any other Founding Stockholders as applicable shall be entitled to pursue or acquire such corporate opportunity for itself or to direct such corporate opportunity to another person or entity. In addition, the fact that a Founding Stockholder shall engage in a particular business activity shall not, of itself, provide a basis for determining that there has been a violation of Section 3 of this Article.

SECTION 3. Allocation of Corporate Opportunities. The following provisions shall be applicable to the maximum extent consistent with, and permitted by, applicable Delaware law. In the event that a director, officer or employee of the Corporation who is also a director, officer or employee of any of the Founding Stockholders acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Corporation and any of the Founding Stockholders, such director, officer or employee of the Corporation shall act in good faith in a manner consistent with the following:

(a) a corporate opportunity offered to any person who is an officer or employee (whether or not a director) of the Corporation and who is also a director but not an officer or employee of a Founding Stockholder shall belong to the Corporation, unless such opportunity is expressly offered to such person primarily in his or her capacity as a director of a Founding Stockholder, in which case such opportunity shall belong to the relevant Founding Stockholder;

(b) a corporate opportunity offered to any person who is a director but not an officer or employee of the Corporation and who is also an officer or employee (whether or not a director) of a Founding Stockholder shall belong to the relevant Founding Stockholder, unless such opportunity is expressly offered to such person in his or her capacity as a director of the Corporation, in which case such opportunity shall belong to the Corporation; and

(c) a corporate opportunity:

(i) offered to any other person who is either (A) an officer or employee of both the Corporation and a Founding Stockholder or (B) a director of both the Corporation and a Founding Stockholder (but not an officer or employee of the Corporation or any Founding Stockholder), and

(ii) that is expressly offered to such person

(A) in his or her capacity as an officer, employee or director of the Corporation shall belong to the Corporation; and

(B) in his or her capacity as an officer, employee or director of a Founding Stockholder shall belong to the relevant Founding Stockholder.

SECTION 4. Certain Matters Deemed Not Corporate Opportunities. (a) In addition to and notwithstanding the foregoing provisions of this Article VII, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not permitted to undertake under the terms of Article II or that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.

(b) For purposes of this Article VII only, (i) the term “Corporation” shall mean the Corporation and all corporations, limited liability companies, partnerships, joint ventures, associations and other entities in which the Corporation beneficially owns (directly or indirectly) 50% or more of the outstanding voting stock, voting power or similar voting interests, except that for purposes of determining those persons who are directors of the Corporation, such term shall mean the Corporation without regard to any other entities in which it may hold an interest and (ii) the term “Founding Stockholder” shall mean a Founding Stockholder and all corporations, limited liability companies, partnerships, joint ventures, associations and other entities (other than the Corporation) in which such Founding Stockholder beneficially owns (directly or indirectly) 50 percent or more of the outstanding voting stock, voting power or similar interests and, if a Founding Stockholder is a partnership, shall also include those entities which constitute its corporate general partners, except that for purposes of determining those persons who are directors of Founding Stockholders, such term shall mean Time Warner Inc., U S West Media Group, Inc. and, in the case of Advance/Newhouse Partnership, Advance Communication Corp. and Newhouse Broadcasting Corporation, its general partners.

SECTION 5. Expiration of Certain Provisions. Notwithstanding anything in this Restated Certificate of Incorporation to the contrary, the provisions of this Article VII shall expire as to any Founding Stockholder on the date that both (i) such Founding Stockholder ceases to own beneficially Common Stock representing at least 5% of the number of outstanding shares of Common Stock of the Corporation and (ii) no person who is a director or officer of the Corporation is also a director or officer of such Founding Stockholder. Neither the alteration, amendment, change or repeal of any provision of this Article VII nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with any provision of this Article VII shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VII, would accrue or arise, prior to such alteration, amendment, repeal or adoption.

SECTION 6. Deemed Notice. Any person or entity purchasing or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article VII.

ARTICLE VIII

Stockholder Meetings

SECTION 1. Meetings Generally. Meetings of stockholders may be held within or without the State of Delaware, as the By-laws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision of Delaware law) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the By-laws of the Corporation. Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

SECTION 2. Special Meetings. Until the Trigger Date, special meetings of the stockholders shall be called only (i) upon written request of the holders of not less than a majority of the total voting power of the outstanding capital stock of the Corporation entitled to vote at such meeting or (ii) upon request of any director. From and after the Trigger Date, special meetings of the stockholders shall be called only by the Board of Directors. Special meetings of the stockholders may be held at such time and place as may be stated in the notice of meeting.

SECTION 3. Action by Written Consent. Until the Trigger Date, any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted. From and after the Trigger Date, subject to the terms of any outstanding Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

ARTICLE IX

By-laws

In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, repeal, alter or amend the By-laws of the Corporation by the vote of a majority of the entire Board of Directors. In addition to any requirements of law and any other provision of this Restated Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Restated Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Restated Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of a majority of the combined Voting Power of the Voting Stock, voting together as a single class, shall be required for stockholders to adopt, amend, alter or repeal any provision of the By-laws.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed on behalf of the Corporation as of the date hereof:

TIME WARNER TELECOM INC.

By:

By:

APPENDIX B

AMENDMENT OF ARTICLE I

Article I shall be amended to read in its entirety as follows:

ARTICLE I

Name

The name of this corporation (hereinafter the “Corporation”) is TW TELECOM INC.

B-1